UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2005

WELLCHOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31513	71-0901607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street

New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-476-7800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 27, 2005, WellPoint, Inc., an Indiana corporation (the “Company” or “WellPoint”), and WellChoice, Inc. (“WellChoice”), a Delaware corporation, issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of September 27, 2005 (the “Merger Agreement”), among the Company, WellChoice and WellPoint Holding Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, The New York Public Asset Fund (the “Fund”), which owns approximately 62% of the outstanding shares of WellChoice common stock, entered into a Voting Agreement with WellPoint, dated as of September 27, 2005 (the “Voting Agreement”). Under the Voting Agreement, the Fund agreed, among other things, to vote all of its shares of WellChoice stock in favor of the merger of WellChoice and WellPoint, on the terms and subject to the conditions specified in the Voting Agreement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the Securities and Exchange Commission (the “SEC”) and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Exhibit
99.1	Joint Press Release, dated September 27, 2005, issued by WellPoint, Inc. and WellChoice, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2005

WELLPOINT, INC.

By:	/s/ Linda Tiano
Name:	Linda Tiano
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Joint Press Release, dated September 27, 2005, issued by WellPoint, Inc. and WellChoice, Inc.